                                                                    Exhibit 99.1

        724 SOLUTIONS ANNOUNCES FOURTH QUARTER AND YEAR END 2003 RESULTS

SANTA BARBARA, CA (JANUARY 28, 2004) - 724 Solutions (NASDAQ: SVNX; TSX: SVN), a leading provider of next-generation IP-based network and data services, today reported results for its fourth quarter and year ended December 31, 2003 (all figures are in U.S. dollars).

724 Solutions' total revenue in the fourth quarter was $3.2 million compared to $3.1 million in the previous quarter and $5.7 million for the same period last year. Revenue from the sale of products was $1.6 million and revenue from the sale of services was $1.6 million.

Pro forma net loss for the fourth quarter was $2.5 million, or $0.41 per share, compared to $2.6 million, or $0.43 per share, in the previous quarter and $2.4 million, or $0.40 per share, in the same period last year. The Company's pro forma net operating expenses were $5.7 million in the fourth quarter compared to $5.7 million in the previous quarter and $8.0 million in the same period a year ago.

The net loss for the fourth quarter of 2003, computed using generally accepted accounting principles ("GAAP"), was $11.3 million or $1.89 per share, compared to $3.9 million or $0.64 per share in the previous quarter and $9.2 million or $1.54 per share in the same period a year ago.

For the year ended December 31, 2003, revenue was $12.9 million, compared to $20.7 million for the prior year. Pro forma net loss was $11.8 million or $1.97 per share, compared to $19.7 million, or $3.31 per share, in the previous year. GAAP net loss was $28.3 million or $4.73 per share, compared to $87.4 million, or $14.71 per share, for the year ended December 31, 2002.

The Company ended the year with $15.4 million in cash, cash equivalents, short-term investments and restricted cash.


                                      ###

724 SOLUTIONS INC.-SUMMARY OF OPERATIONS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                             THREE MONTHS ENDED                                      TWELVE MONTHS ENDED
                                ---------------------------------------------------------- ---------------------------------------
                                DECEMBER 31, 2003   SEPTEMBER 30, 2003   DECEMBER 31, 2002  DECEMBER 31, 2003   DECEMBER 31, 2002
Revenue:
 Product                        $          1,643    $      1,676         $ 2,953            $  6,964            $ 8,823
 Services                                  1,574           1,437           2,702               5,891             11,905
                                --------------------------------------------------       ------------------------------------------
   Total Revenue                           3,217           3,113           5,655              12,855             20,728
  Cost of revenue *                        1,577           1,458           1,680               6,031              7,277
                                --------------------------------------------------       ------------------------------------------
   Gross Margin                            1,640           1,655           3,975               6,824             13,451

Operating expenses:
 Research and development *                1,920           2,008           3,017               9,433             16,636
  Sales and marketing *                    1,241           1,370           2,704               6,968             17,241
  General and administrative *             1,004             846           1,319               4,086              6,973
  Depreciation                               168             178             574                 908              5,068
  Amortization of intangibles                  -           1,156           1,243               3,468              4,418
  Stock-based compensation
   Cost of revenue                             6               -              57                  14                311
   Research and development                   16               -           1,996               1,227             10,872
   Sales and marketing                        14               -             704                 296              3,833
   General and administrative                 26               -             512                 141              2,787
  Restructuring costs                       (250)              -               -                  50             20,649
  Write down of fixed assets,
  goodwill and other
  intangible assets                        9,097               -           1,285               9,097              7,624
                                --------------------------------------------------       ------------------------------------------
    Total operating expenses              13,242           5,558          13,411              35,688             96,412
                                --------------------------------------------------       ------------------------------------------
Loss from operations                     (11,602)         (3,903)         (9,436)            (28,864)           (82,961)

Interest income                               32              44             166                 254                751
 Gain on sale (write-down) of
 long-term
 investments                                 283               -              83                 283             (5,197)

                                --------------------------------------------------        ------------------------------------------
Net loss for the period         $        (11,287)   $     (3,859)        $(9,187)           $(28,327)          $(87,407)
                                --------------------------------------------------       ------------------------------------------
                                --------------------------------------------------       ------------------------------------------

Basic and diluted net loss per  $         (1.89)    $      (0.64)        $ (1.54)           $  (4.73)           $(14.71)
 share
 Weighted-average number of
 shares used in
 computing basic and diluted net
 loss per share
 (in thousands)                            5,983           5,983           5,978               5,983              5,942
                                --------------------------------------------------       ------------------------------------------
                                --------------------------------------------------       ------------------------------------------

724 SOLUTIONS INC.--SUMMARY OF PRO FORMA ADJUSTMENTS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                             THREE MONTHS ENDED                                      TWELVE MONTHS ENDED
                                ---------------------------------------------------------- ---------------------------------------
                                DECEMBER 31, 2003   SEPTEMBER 30, 2003   DECEMBER 31, 2002  DECEMBER 31, 2003 DECEMBER 31, 2002
GAAP net loss for the period    $(11,287)           $(3,859)             $(9,187)           $(28,327)         $ (87,407)

 Depreciation                        168                178                  574                 908              5,068
 Amortization of intangibles           -              1,156                1,243               3,468              4,418
 Stock-based compensation             62                  -                3,269               1,678             17,803
 Interest Income                     (32)               (44)                (166)               (254)              (751)
 Restructuring costs                (250)                 -                    -                  50             20,649
 Write down of fixed assets,
 goodwill and other
 intangible assets                 9,097                  -                1,285               9,097              7,624
 Write-down (gain on sale) of
 long-term
 investments                        (283)                 -                  (83)               (283)             5,197
 Non-recurring and acquisition        48                  -                  694               1,849              7,733
charges **
                                --------------------------------------------------       ------------------------------------------
Pro forma net loss for the      $ (2,477)           $(2,569)             $(2,371)           $(11,814)          $(19,666)
period
                                --------------------------------------------------       ------------------------------------------
                                --------------------------------------------------       ------------------------------------------
Pro forma net loss per share    $  (0.41)           $ (0.43)             $ (0.40)           $  (1.97)          $  (3.31)

*The proforma numbers are as
 follows
 Cost of revenue                   1,577              1,419                1,615               5,961              6,745
 Research and development          1,920              1,961                2,796               8,597             13,375
 Sales and Marketing               1,241              1,335                2,355               6,195             14,407
 General and administrative          956                967                1,260               3,916              5,867
                                --------------------------------------------------       ------------------------------------------
Total pro forma costs              5,694              5,682                8,026              24,669             40,394


Certain comparative figures for 2002 have been reclassified to conform to the financial statement presentation adopted in the current year

**Non-recurring and acquisition charges include direct costs related to terminated employees and direct costs related to historic acquisitions

724 SOLUTIONS INC.--CASH RECONCILIATION (UNAUDITED)
(In millions of U.S. dollars)


Cash and cash equivalents, short-term investments and restricted cash:
 At September 30, 2003                                                                        $                  18.9
 At December 31, 2003                                                                                            15.4
                                                                                          ---------------------------
TOTAL CASH USED IN QUARTER ENDED DECEMBER 31, 2003                                                                3.5


Add: Cash source related to sale of long-term investment                                                          0.3


Less: Non-recurring payments
Hosting exit, rent restructuring and severance            $     (0.5)
Acquisition related--deferred consideration                     (0.5)
                                                          ---------------------------
Total non-recurring payments                                                                                     (1.0)
                                                                                          ---------------------------
OPERATING CASH USED IN QUARTER ENDED DECEMBER 31, 2003                                        $                   2.8


724 SOLUTIONS INC.
CONSOLIDATED BALANCE SHEETS
(in thousands of US dollars)

                                                                                 DECEMBER 31            December 31,
                                                                                        2003                    2002

Assets

Current assets:

 Cash and cash equivalents                                $                            13,436            $     19,129
 Short-term investments                                                                 1,748                  18,562
 Restricted cash                                                                          198                     962
 Accounts receivable--trade net of allowance
 (December 31, 2002--$150)                                                              2,297                   2,211
 Prepaid expenses and other receivables                                                   648                     819
                                                          -----------------------------------------------------------
                                                                                       18,327                  41,683

Fixed assets                                                                              612                   1,418

Goodwill                                                                                   -                   9,097
Other intangible assets                                                                    -                   3,468
                                                         -----------------------------------------------------------
Total assets                                             $                            18,939$                 55,666
                                                         -----------------------------------------------------------
                                                         -----------------------------------------------------------

Liabilities and Shareholders' Equity

 Current liabilities:
 Accounts payable                                        $                               411             $     1,253
 Accrued liabilities                                                                   3,402                   9,892
 Note payable                                                                              -                     600
 Deferred revenue                                                                        410                   1,217
 Deferred consideration                                                                    -                   1,415
                                                         -----------------------------------------------------------
                                                                                       4,223                  14,377

Shareholders' equity:
  Share capital:
   Authorized:
    Unlimited common shares
    Unlimited preferred shares
   Issued and outstanding:
      5,983,349 common shares
     (December 31, 2002--5,983,349)                                                  764,508                 764,508
Contributed Surplus                                                                       62                       -
Deferred stock-based compensation                                                          -                  (1,616)
Accumulated deficit                                                                (749,887)                (721,560)
Cumulative translation adjustment                                                         33                     (43)
                                                         -----------------------------------------------------------
                                                                                      14,716                  41,289
                                                         -----------------------------------------------------------


Contingent liabilities *
                                                         -----------------------------------------------------------
Total liabilities and shareholders' equity               $                            18,939             $    55,666
                                                         -----------------------------------------------------------
                                                         -----------------------------------------------------------

* See note 8 to our consolidated financial statements set forth in our third quarter report 2003

The historic common share numbers have been adjusted to reflect the 10 for 1 share consolidation completed in the second quarter of 2003